THE
                                                                          FRANCE
                                                                          GROWTH
                                                                      FUND, INC.

                                                          SEMI-ANNUAL REPORT FOR
                                                          THE SIX MONTHS ENDED
                                                          JUNE 30, 2002
THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

       Jean A. Arvis          Chairman of the Board of Directors
       Thomas C. Barry        Director
       John A. Bult           Director
       Walter J.P. Curley     Director
       Pierre H.R. Daviron    Director
       Serge Demoliere        Director
       Dirk Kipp              Director
       Michel Longchampt      Director
       Gregory L. Melville    Director
       Michel A. Rapaccioli   Director
       Moritz Sell            Director
       John W. Spurdle, Jr.   Director
       Bernard Chauvel        President
       Frederick J. Schmidt   Vice President and Treasurer
       Steven M. Cancro       Vice President and Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Credit Agricole Asset Management U.S. Advisory Services
       90, boulevard Pasteur
       75015 Paris, France

ADMINISTRATOR
--------------------------------------------------------------------------------

       UBS Global Asset Management (US) Inc.
       51 West 52nd Street
       New York, New York 10019

CUSTODIANS
--------------------------------------------------------------------------------

       Brown Brothers Harriman & Co.
       40 Water Street
       Boston, Massachusetts 02109

       Credit Agricole Indosuez
       9, Quai du President Paul Doumer
       92400 Courbevoie, France

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

       PFPC Inc.
       P.O. Box 8030
       Boston, MA 02266-8030

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

       PricewaterhouseCoopers LLP
       1177 Avenue of the Americas
       New York, New York 10036

COUNSEL
--------------------------------------------------------------------------------

       Hale and Dorr LLP
       60 State Street
       Boston, Massachusetts 02109

[LOGO]            CREDIT AGRICOLE                      [NYSE LOGO]
                  ASSET MANAGEMENT

                  US ADVISORY SERVICES

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION

--------------------------------------------------------------------------------

THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company the shares of which trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investment primarily in French equity securities. In normal circumstances, at least 65% of the Fund's total assets wil be invested in French equity securities listed on opne or more of the French stock exchanges, including those listed on the French over-the-counter market of such exchanges. Other investmentsmay include listed French debt securities, unlisted French equity and debty securities and certain publicly traded equiity and debt securities issued by non-French Western European issuerrs.

THE INVESTMENT ADVISER

Credit Agricole Asset Management U.S. Advisory Services (the "Investment Adviser," formerly known as Indocam International Investment Services) is the Fund's investment adviser and manager. The Investment Adviser is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is manager by the Credit Agricole Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Credit Agricole Asset Management, though its subsidiaries, had assets under management of approximately U.S. $160 billion at June 30, 2002.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's closing daily net asset value is available over the NASDAQ Mutual Fund Quotation Service. The Fund's NYSE trading symbol is "FRF".

Net asset value and market price information is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, as well as in other newspapers in tables captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. at (800) 331-1710. Please also visit the Fund's website at WWW.FRANCEGROWTHFUND.COM for additional information about the Fund.


ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on June 18, 2002. At that meeting, shareholders voted: (1) to re-elect John A. Bult, Serge Demoliere, Michel Longchampt and Michel A. Rapaccioli as Directors to serve for a three-year term expiring at the 2005 annual meeting; and (2) to approve a shareholder proposal to recommend to the Board to expedite the process to ensure that the Fund's shares trade at net asset value. The certified voting results for these two proposals is as follows:

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

--------------------------------------------------------------------------------

1. Election of Directors:

                                             For            Withheld Authority
                                       ---------------        ---------------

         John A. Bult .................   5,873,956               452,841
         Serge Demoliere ..............   9,704,964               414,442
         Michel Longchampt ............   5,932,898               393,899
         Michel A. Rapaccioli .........   5,932,597               394,200
         Phillip Goldstein ............   3,777,609                15,000
         Adam Shapiro .................   3,777,609                15,000
         Gerald Hellerman .............   3,777,609                15,000

In addition to the elected Directors, Jean A. Arvis, Thomas C. Barry, Walter J.P. Curley, Pierre H.R. Daviron, Dirk Kipp, Gregory L. Melville, Moritz Sell and John W. Sprudle continue to serve as Directors of the Fund.

     2. A recommendation to the Board to expedite the process to ensure that the Fund's shares trade at net asset value:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        4,042,371      3,892,538     651,346

Although the shareholder votes as of June 18, 2002 indicated strong support in favor of the remaining proposals relating to the change in the Fund to a European multi-strategy, multi-manager investment program, the proposals did not receive a sufficient number of votes to satisfy the more stringent requirements of the Investment Company Act of 1940 and the meeting was adjourned to June 21, 2002. The annual shareholders' meeting was then further adjourned to June 28, 2002 to permit continued voting.

On June 28, 2002, the Fund closed the annual shareholders' meeting, announcing that the proposals relating to the proposed new investment program for the Fund did not receive the required vote. The certified voting results for these proposals are indicated below. Shareholders did not approve:

     3. A proposal to change the Fund's investment program by amending the Fund's fundamental investment objective and policies:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        5,120,935      3,452,491     62,086

     4. A proposal to change the Fund's fundamental investment restrictions necessary to implement the Fund's proposed new investment program regarding:

     a) Diversification:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        5,114,173      3,455,617     58,438

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

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     b) Borrowing for investment purposes:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        4,986,984      3,582,269     66,258

      c) Settlement of securities transactions:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        5,034,013      3,505,804     95,696

      d) Short sales of securities:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        5,073,099      3,511,985     62,738

      e) Purchasing securities on margin:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        5,007,061      3,576,085     64,677

      f) Purchasing securities which are not registered for sale in the U.S.:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        5,072,437      3,503,100     72,286

      g) Investments in illiquid securities:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                             4,977,422      3,605,914     64,487

     5. A proposal to amend the Fund's Articles of Incorporation to change the name of the Fund to The European Multi-Strategy Investment Company:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        5,099,660      3,459,007     83,156

     6. A new investment advisory agreement between the Fund and Credit Agricole Asset Management U.S. Advisory Services, the Fund's investment adviser (the "Adviser") with an increase in the advisory fee payable to the Adviser:

                                           For          Against      Abstain
                                        --------       ---------     -------
                                        4,601,404      4,003,573     36,843

     7. A proposal to allow the Adviser, subject to Board approval, to select and replace if necessary, investment managers to directly manage a portion of the Fund's portfolio and to materially modify existing subadvisory agreements without obtaining stockholder approval of the new or amended subadvisory agreement:

                                           For          Against      Abstain
                                        ---------      ---------     -------
                                        5,041,694      3,482,339     76,249

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

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DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PFPC Inc. (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by calling (800) 331-1710. If a shareholder has not previously elected to receive cash distributions and the Dividend Agent does not receive notice of an election to receive cash distributions from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund.

Distributions with respect to shares registered in the name of a broker or nominee will be reinvested under the Plan unless that service is not provided by the broker or nominee or unless the shareholder elects to receive distributions in cash by giving notice of such election as provided above. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name in order to participate in the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details.

If the Board of Directors of the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. Whenever the Fund's market price is equal to or exceeds net asset value at the time Common Stock is valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of Common Stock at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the distribution payment date, or if that date is not a trading day on the NYSE, the immediately preceding trading day. If net asset value exceeds the market price of the Common Stock at such time, or if the Fund should declare a dividend or capital gain distribution payable in cash, the Dividend Agent will, as agent for the participants, purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' account on, or in any event within 30 days after, the payment date. In such case, the price of the shares for each participant will be the average market price at which the shares have been purchased by the Dividend Agent. If, before the Dividend Agent has completed its open market purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Dividend Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the distribution had been paid in Common Stock issued by the Fund.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

--------------------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan by providing written notice to the Dividend Agent at least 30 days prior to the applicable dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for full shares credited to the account under the Plan will, upon request, be issued. Each participant has the right to receive certificates for full shares of Common Stock owned by such participant. Whether or not a participant requests a certificate for full shares, a cash payment will be made for any fraction of a share credited to such account.

The Dividend Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information required by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Dividend Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. The Dividend Agent will distribute all proxy soliciting material to participating shareholders.

There will be no charge to participants for reinvesting distributions. The Dividend Agent's fees for the handling of the reinvestment of distributions will be borne by the Fund. There will be no brokerage charges with respect to Common Stock issued directly by the Fund as a result of dividends or capital gain distributions payable either in Common Stock or in cash. However, each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Dividend Agent's open market purchases in connection with the reinvestment of distributions.

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. In the case of non-U.S. participants whose distributions are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Dividend Agent will reinvest distributions after deducting the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, as applied to any distribution paid subsequent to notice of the change sent to the members of the Plan, at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Fund by at least 90 days' written notice to members of the Plan. Participants may obtain additional information about the Plan from the Dividend Agent. All correspondence and inquiries concerning the Plan should be directed to the Dividend Agent c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by calling (800) 331-1710.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

--------------------------------------------------------------------------------

STOCK REPURCHASE PROGRAM

The Board of Directors adopted a stock repurchase program (the "Program") pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% per annum of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. Since the Fund conducted a tender offer during the first quarter of 2001, the Fund did not repurchase any shares of its Common Stock under the Program during the six months ended June 30, 2002 and the year ended December 31, 2001.

THE TAX-ADVANTAGED MANAGED DISTRIBUTION PLAN

In 1998, the Board of Directors adopted a tax-advantaged managed distribution plan (the "Distribution Plan") designed to reduce the discount of the Fund's share price to its net asset value.

This innovative Distribution Plan took into account the Fund's unrealized long-term capital gains by distributing an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets determined as of the end of the prior calendar year. To the extent possible, the distributions were funded by the realization of long-term capital gains. The Plan's three-year term expired in June 2001. Current adverse market conditions and the absence of net capital gains in the portfolio of the Fund led the Board to conclude that it would not be in the best interest of shareholders to continue this Distribution Plan. At its quarterly board meetings, the Board will continue to review the French equities market, international economic conditions, and the Fund's performance in an ongoing effort to explore every opportunity to maximize shareholder value.

VOLUNTARY ADVISORY FEE WAIVER

The Investment Adviser, to more closely align its interests with those of shareholders, has agreed to a voluntary policy, which it can discontinue at its discretion, whereby a portion of its fee will be waived to reflect the discounted market price of its shares. The advisory fee will be reduced by the same percentage, if any, as the shares are trading at a discount. The advisory fee will not be increased to the extent the Fund's shares trade at a premium to net asset value. The Investment Adviser instituted this voluntary policy and has been waiving a portion of its fee pursuant to this policy since July 1998.

OTHER INFORMATION

During the six months ended June 30, 2002, there has been no (i) material changes in the principal risk factors associated with investment in the Fund,
(ii) change in the persons primarily responsible for the day-to-day management of the Fund, or (iii) material changes in the Fund's investment objectives or policies.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder:

For the six months ended June 30, 2002, the Fund reported a total investment return in U.S. dollar terms of -5.18%, based on changes in the market price of its shares. The Fund's performance based on changes in net asset value was -5.67% in US dollar terms (-14.96% on a euro basis). For the same period, the benchmark used by the Fund -- Societe des Bourses Francaises 120 Price Index (the "SBF 120 Index") -- posted a return of -4.87%, as translated into US dollars (-14.25% on a euro basis). The Fund's performance was helped by the strong performance of the euro against the US dollar.

Returns for the Fund include the reinvestment of all dividends and distributions and are net of expenses. The SBF 120 Index is an unmanaged index which includes 40 French "blue chip" stocks from the CAC 40 Index and 80 stocks from the main French Market (Premier Marche) which are chosen from among the most actively traded stocks. The benchmark is not adjusted for dividends or for the French tax credit applicable to the Fund.

At June 30, 2002, the NAV per share of the Fund was US $8.15 per share down from US $8.64 per share at December 31, 2001. The market price at June 30, 2002 of US $6.95 per share was also down from the market price of US $7.33 per share at December 31, 2001. The discount to net asset value was 14.7% at June 30, 2002 and ranged between 8.9% and 14.8% during the six months ended June 30, 2002. Additional information about the Fund's performance can be found on page 26.

ECONOMIC AND FINANCIAL OVERVIEW

The French economy did relatively well in avoiding the slowdown of the world economy in 2001 with the gross domestic product ("GDP") shrinking only 0.4% in the fourth quarter. After the very high level of activity experienced from 1998 to 2000, business managers remained confident overall while capital spending slowed and unemployment deteriorated slightly.

From the very start of 2002, industry benefited from the upturn in international trade while the building sector continued to experience a high level of activity. Surveys published in late February and early March confirmed that business prospects were recovering. Industrial output firmed overall against a background characterized by still upbeat household demand. After experiencing a deterioration, the manufacturing sector also began to rebound. Over six months, prospects in terms of production ranged from -19 to +11, and stand at +9.

Economic indicators, which had been surprisingly good this spring, began to lose momentum for lack of confirmation. Some satisfaction can be drawn from the fact that France recorded the most substantial improvement in the euro zone since the start of the year. Consumer spending remained strong throughout the first half of 2002, benefiting from the increase in purchasing power resulting from the government's decision to cut taxes by an average of 3.1%. However, the outlook is now uncertain, notably after a large increase in the consumer price index at the end of the first quarter that was probably linked to the introduction of the single currency.

Since then, optimism has not yet returned. While there are indications of a rebound in inventory levels correcting earlier declines, the key to any economic recovery lies in household attitudes. The recently elected government must focus its efforts on solidifying consumer confidence.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

THE FRENCH EQUITY MARKET

By the end of the first half of 2002, the French equity market had lost 14.25% in euro terms and 4.87% in US dollar terms (the euro appreciated significantly relative to the US dollar).



           FRENCH MARKET INDEX EVOLUTION DURING THE FIRST HALF OF 2002
                             SBF 120 INDEX (IN US$)


                                                       As of 06/30/2002, in US $

                                     French Equity Market (SBF 120 Index Return)

INDICES BASED AT 100 ON DECEMBER 31, 2001

12/31/01 100      1/31/02  94.13     2/28/02  94.6      3/29/02 100.6      4/30/02  99.19     5/31/02  98.82     6/28/02  95.13
         100               94.02              95.21             101.42              99.74              98.17
         100.7             93.46              98.13             100.43              98.42              95.32
         102.47            91.91              97.56             100.31              98.14              94.96
         102               91.22              98.42              98.65              98.79              96.14
         100.52            91.67              99.84              97.94              96.92              94.41
          99.38            92.07              99.64              95.76              98.77              94.47
          99.67            93.72              98.85              96.6               98.53              95.96
          98.68            93.21              97.7               98.09              97.89              94.08
          99.19            93.31              97.53              96.98              98.5               92.8
          97.59            94.4               98.74              97.09              98.99              90.45
          98.52            93.65              99.7               97.93             100.11              93.52
          95.88            92.76             100.35             100.05             100.21              94.03
          96.46            91.33             100.91             100.57             101.1               93.2
          96.26            90.68             100.26             100.83             100.31              91.61
          95.69            91.57              99.47             100.98              99.9               91.43
          96.12            91.37              99.56             100.02              99.25              89.16
          96.3             92.03              99.06             100.05              98.86              90.63
          96.76            92.62              99.81              99.56              98.86              90.8
          94.81            93.78              99.33              98.92              98.93              91.22
          95.59                              100.6               98.87              99.48
          94.43                                                  98.62              99.67
          93.08                                                                     98.73


THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

At the start of 2002, a general feeling of mistrust very quickly overpowered equity markets despite stronger-than-expected indicators on both sides of the Atlantic Ocean. First, the refinancing and secondary distributions hastily arranged by various companies (notably STMicroelectronics and Vivendi Universal) in early January came as unpleasant news. The markets then had to come to terms with bankruptcies of large companies like Enron and Global Crossing in the U.S. Startled by significant debt loads carried on company books, investors began to question the accounting methods used as well as the attitude of management towards shareholders (e.g., the economic substance of goodwill carried in balance sheets, the level of off-balance sheet debt and the treatment of management stock options). This sentiment affected the entire market and all sectors moved sharply lower, with the notable exception of the oil and building sectors.

--------------------------------------------------------------------------------

                                SECTOR EVOLUTION
                     DURING THE PERIOD 12/13/01 TO 06/30/02
                                   (IN EUROS)


Energy                                                                 1.7%
Chemical                                                              10.0%
Construction & Building Materials                                     -2.0%
Aerospace & Defense                                                   12.9%
Diversified Industrials                                              -21.4%
Electronics & Electronic Equipment                                    -9.0%
Engineering & Machinery                                                1.5%
Auto                                                                   9.7%
Household Goods                                                        9.1%
Food Products                                                          2.6%
Personal Care & Hoursehold Products                                   -2.4%
Pharmaceuticals & Biotech                                            -15.3%
General Retailers                                                     -6.8%
Leisure Entertainment & Hotels                                        -9.6%
Media                                                                -47.8%
Support Services                                                     -10.2%
Transports                                                            -5.2%
Food & Drug Retail                                                    -4.4%
Telecom Services                                                     -74.6%
Utilities                                                            -14.1%
Banks                                                                  7.8%
Insurance                                                            -18.7%
Real Estate                                                            5.1%
IT Hardware                                                          -42.9%
Software & CPU Services                                              -29.5%

                             SBF 120 Index -14.25%

CAC 40 Index -15.71%

--------------------------------------------------------------------------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

Corporate newsflow has also been sparse. Reported first quarter numbers were mostly in line with expectations, but guidance for the full year remained particularly cautious, making investors more nervous and putting valuations at risk based on unpredictable prospects for 2003. Consequently, we have seen a sharp increase in negative earnings revisions for 2001 and although estimates have been cut 13% so far in 2002, we believe that the consensus is still too high. We do not think that the earnings forecast for the second half of 2002 fully reflects the cautious stance of managers as well as the 12% shift in the euro/US$ rate over the last three months.

The current French market ratio does not look demanding historically or relative to other assets. At 17.5 times, the French market price-to-earnings ratio is down significantly since the December estimate (19.8) and the market looks inexpensive against bond yields. Market risk premium versus bond is close to historic levels at an estimated 4 to 4.5 points which underlines current investor risk aversion towards equities. Many stocks are trading close to one time their employed capital after a bear market that started back in March 2000 and cut an average of 38% of market capitalization with some of the largest companies cut more than 75%.


--------------------------------------------------------------------------------

         TREND IN ANALYSTS' EARNINGS GROWTH FORECASTS FOR 2001 AND 2002
                            SBF 120 INDEX COMPANIES:

AS OF JUNE 30, 2002

            Earnings         Trend of             Trend of
             Growth      Expected 2001 EPS    Expected 2002 EPS
             ------      -----------------    -----------------

             01/00             17.8
                               16.9
             03/00             16.6
                               17.2
             05/00             17.2
                               17.3
             07/00             17.7
                               17.6
             09/00             16
                               17.5
             11/00             16
                               15.3
             01/01             13.4                 13.5
                               14.3                 13.9
             03/01             10.2                 15.4
                               11.4                 15.5
             05/01              7.8                 16.3
                                3.8                 17.5
             07/01              0.6                 19.1
                               -3.2                 21.3
             09/01             -6.1                 18.9
                               -7.6                 16.5
             11/01             -12                  17.6
                               -14.4                18.7
             01/02             -17.8                18.8
                               -19                  20.7
             03/02             -22                  25.4
                               -25.2                30.2
             05/02             -25.8                29.6
             06/02             -25.8                27.7

Source: JCF Group

--------------------------------------------------------------------------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

Following the recovery staged in the fourth quarter of 2001, our investment strategy at the start of 2002 moved to reducing positions in those stocks and sectors considered most at risk, such as the technology sector. We took some profits on Vivendi Universal, Thomson Multimedia, Alcatel, Cap Gemini, Solving, Dassault Systemes and Infogrames.

On the buy side, we noted a change in the tone of advertising companies, prompting analysts to upgrade earnings forecasts. We therefore added to positions in Havas Advertising and TF1 during the spring, as both companies seemed to be benefiting from the first signs of an improvement in their business environment. We also decided to keep our holdings in the telecom sector.


--------------------------------------------------------------------------------

                MAIN SECTOR SHIFTS DURING THE FIRST HALF OF 2002

          Basic Products                                         2.2%
          Food & Beverage                                        1.5%
          Consumer Goods                                         1.4%
          Energy                                                 1.3%
          Construction                                           0.8%
          Retail                                                -1.5%
          Services                                              -1.5%
          Capital Goods                                         -2.7%

--------------------------------------------------------------------------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

With the pharmaceutical sector under attack from generic manufacturers and with valuations running high, we reduced postions in Aventis and Sanofi Synthelabo in favor of L'Oreal. We also engaged in a strategy in the automotive sector, selling Renault in favor of Peugeot, being there was no justification for the performance gap between the two stocks.

During the second quarter, we started to underweight the financial sector as a whole (i.e., both banks and insurance companies). Insurance companies are currently experiencing maximum stress with their portfolios of unrealized gains having all but vanished, claims are at record highs and funds collected by life insurance have declined. We therefore underweighted this sector and sold positions in AGF. Banks are suffering from a strong increase in risk exposure in wholesale banking. After a successful period enjoyed by these stocks, we decided to reduce positions in BNP and Societe Generale in favor of Dexia, which has a more defensive loan book since it lends mainly to local government bodies. We maintained our exposure to Credit Lyonnais for speculative reasons. Although the Fund is not permitted to acquire shares in Credit Agricole due to its relationship with the Investment Adviser, an indirect wholly-owned subsidiary, this stock stands out for being one of the biggest winners on the Paris Bourse (+26.50% year-to-date). This has clearly had a negative effect on our relative performance versus the benchmark, which carries a significant weighting of that particular stock (2.56%).

One sector that has enjoyed the state's renewed favor is the defense sector. We estimate that Thales has potential, as does EADS, and we added both stocks to the portfolio in May 2002. We have also focused on attractively valued small caps: Euronext in the financial sector and Beghin Say in the food processing sector. After a surge in the share price fuelled by speculation, we decided to take our profits on ASF. After the markets' bear run in June, we decided to buy Alstom now that it has successfully completed its recapitalization. We also bought Suez, whose share price does not in the least reflect the group's solid fundamentals. Sodexho and Accor were also added to the portfolio, as they have been harshly treated by the market even though the credibility of their management remains intact. Following the good performance recorded by the automotive sector, we decided to reduce positions in Peugeot in favor of Michelin, which seems to be benefiting from the potential for a lasting recovery in its margins. And finally, with Kingfisher expected to launch a takeover bid for Castorama, we have been able to realize a nice profit.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

            OVER/UNDER SECTOR ALLOCATION VS BENCHMARK (SBF 120 INDEX)
                               AS OF JUNE 30, 2002

                            [GRAPHIC/CHART OMITTED]

               Consumer Goods                               3.3%
               Energy                                       2.1%
               Retail                                       0.8%
               Construction                                 0.8%
               Basic Products                               0.0%
               Capital Goods                               -0.2%
               Diversified Holdings                        -0.3%
               Automobiles/Autopart Suppliers              -0.7%
               Real Estate                                 -0.7%
               Food & Beverage                             -0.7%
               Financial Services                          -0.9%
               Services                                    -2.5%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

            AT JUNE 30, 2002, THE FUND'S TEN LARGEST FRENCH HOLDINGS
                        REPRESENTED 53.0% OF NET ASSETS:

--------------------------------------------------------------------------------
          SECURITIES                                             SECTOR
--------------------------------------------------------------------------------
         Total Fina SA                                           Energy
          Aventis SA                                         Consumer Goods
            L'Oreal                                          Consumer Goods
     Carrefour Supermarche                                       Retail
   Banque Nationale de Paris                               Financial Services
            AXA SA                                         Financial Services
  Suez-Lyonnaise des Eaux SA                                    Services
       Sanofi Synthelabo                                     Consumer Goods
             Dexia                                         Financial Services
       Societe Generale                                    Financial Services

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

MARKET OUTLOOK

--------------------------------------------------------------------------------
                              FRENCH MARKET RATIOS

                                                            --------------------
                                                               CURRENT LEVEL
                                                             BASED ON CONSENSUS
                                                                 ESTIMATES
SBF 120 INDEX                                                AS OF JUNE 30, 2002
--------------------------------------------------------------------------------
EARNINGS GROWTH:
  EPS 2001 (estimate)                                              -25.8%
  EPS 2002 (estimate)                                               27.7%
--------------------------------------------------------------------------------
PRICE EARNING RATIO:
  2002 (estimate)                                                    17.5%
--------------------------------------------------------------------------------
Price / Book Value - 2001                                            1.65
--------------------------------------------------------------------------------
Global Yield - 2001                                                  3.57%
--------------------------------------------------------------------------------
10-Year Bond Yield                                                   5.07%
--------------------------------------------------------------------------------
Short-Term Rate (3 months)                                           3.26%
--------------------------------------------------------------------------------


During the second quarter, economic indicators showed some signs of weakness, earnings upgrades started to waver and there were even some very unpleasant surprises. This was notably the case for telecom equipment manufacturers, which are in the depth of a recession, and there were signs that the media and IT (information technology) service sector were not up to expectations.

As if this were not enough, the weakness of the dollar is one more difficulty. If it persists, it will have a significant negative impact on the competitiveness and company margins in the euro zone. Moreover, companies need recapitalizing, and this problem is continuing to haunt the markets, as are doubts about corporate governance.

While there may be a technical recovery, it is difficult to see equity markets staging a lasting recovery without greater visibility on, and confidence in, companies' ability to obtain access to refinancing. Valuations have pulled back to reasonable levels. Most listed securities are inexpensive in our opinion, sometimes even cheap, but risks are high, which explains why buyers have deserted the market. Market volatility will have to pull back to more acceptable levels before investors will return.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (concluded)

--------------------------------------------------------------------------------


               -------------------------------------------------
                      PORTFOLIO BREAKDOWN AT JUNE 30, 2002
                        (AS A PERCENTAGE OF NET ASSETS)

               Energy                                      13.9%
               Basic Products                               2.9%
               Construction                                 5.0%
               Capital Goods                                9.9%
               Automobiles/Autopart Suppliers               3.0%
               Consumer Goods                              18.3%
               Food & Beverage                              4.8%
               Retail                                       8.6%
               Financial Services                          18.0%
               Services                                    10.1%
               Diversified Holdings                         0.6%
               Other Assets Less Liabilities                4.9%

               -------------------------------------------------


We appreciate your continued interest and investment in the French economy, market place and The France Growth Fund, Inc.

Sincerely,



/s/ Bernard Chauvel                               /s/ Jean A. Arvis
Bernard Chauvel                                   Jean A. Arvis
President                                         Chairman of the Board
The France Growth Fund, Inc.                      The France Growth Fund, Inc.


August 20, 2002

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
FRENCH EQUITIES--94.46%
-----------------------------------------------------
   Shares                                    Value
------------                              -----------
AUTOMOBILES/AUTOPART SUPPLIERS--2.96%
     25,385 Michelin ...................  $ 1,026,600
     26,327 Peugeot SA .................    1,363,631
     11,236 Renault SA .................      524,390
                                          -----------
                                            2,914,621
                                          -----------
BASIC PRODUCTS--2.89%
     12,095 Air Liquide ................    1,857,360
     12,095 Air Liquide
              Rights expiring 07/02/02 (b)    232,170
      5,927 Imerys .....................      756,532
                                          -----------
                                            2,846,062
                                          -----------
CAPITAL GOODS--9.86%
    124,350 Alcatel (a) ................      862,862
    141,581 Alstom .....................    1,494,573
    114,470 European Aero Defense
              (EADS) ...................    1,756,722
     29,706 France Telecom SA ..........      276,108
     14,535 Lagardere ..................      628,070
     26,567 Schneider Electric SA ......    1,425,815
     54,741 STMicroelectronics (b) .....    1,362,376
     18,420 Thales .....................      780,694
     47,050 Thomson Multimedia (b) .....    1,110,677
                                          -----------
                                            9,697,897
                                          -----------
CONSTRUCTION--5.03%
     49,923 Bouygues ...................    1,392,055
     37,160 Compagnie de Saint-Gobain ..    1,664,686
     12,050 Lafarge SA .................    1,199,585
      6,922 Lafarge SA Prime Fidelite ..      689,090
                                          -----------
                                            4,945,416
                                          -----------
CONSUMER GOODS--18.31%
     84,272 Aventis SA (a) .............    5,959,748
     46,820 Essilor International ......    1,899,919
      7,761 Hermes International .......    1,223,176
     74,434 L'Oreal ....................    5,795,904
     51,651 Sanofi Synthelabo ..........    3,136,044
                                          -----------
                                           18,014,791
                                          -----------
ENERGY--13.89%
      2,960 Technip-Coflexip SA ........      311,008
     82,434 Total Fina SA (a) ..........   13,357,676
                                          -----------
                                           13,668,684
                                          -----------
 FINANCIAL SERVICES--17.99%
     235,578 AXA SA ....................  $ 4,300,297
      84,241 Banque Nationale de Paris .    4,649,800
      52,705 Credit Lyonnais SA ........    2,254,573
     196,934 Dexia .....................    3,030,962
      35,310 Euronext ..................      661,263
      42,573 SocieteGenerale ...........    2,798,871
                                          -----------
                                           17,695,766
                                          -----------
 FOOD & BEVERAGE--4.79%
      19,550 Beghin Say ................      764,997
       9,078 Groupe Danone .............    1,245,524
      33,383 LVMH ......................    1,678,102
      10,461 Pernod Ricard .............    1,022,840
                                          -----------
                                            4,711,463
                                          -----------

 RETAIL--8.61%
     106,239 Carrefour Supermarche (a) .    5,738,353
       1,380 Casino Guichard
               Warrants expiring
               02/15/03 (b) ............        1,768
       1,380 Casino Guichard
               Warrants expiring
               12/15/05 (b) ............        3,428
      12,660 Pinault Printemps Redoute SA   1,498,647
      16,661 Rallye SA .................      853,940
      16,661 Rallye SA
               Warrants expiring
               11/30/03 (b) ............        5,912
      16,661 Rallye SA
               Warrants expiring
               11/30/05 (b) ............        8,375
       6,165 Rexel SA ..................      363,984
                                          -----------
                                            8,474,407
                                          -----------
 SERVICES--10.13%
      21,780 Accor .....................      881,668
       5,021 Atos Origin SA ............      319,207
      24,339 Cap Gemini SA .............      965,587
     129,765 Havas SA ..................      796,835
       7,560 Sodexho Alliance SA .......      286,138
     125,560 Suez-Lyonnaise des Eaux SA     3,341,472
     126,277 Vivendi Universal (a) .....    2,723,292
     142,660 Wanadoo (b) ...............      653,850
                                          -----------
                                            9,968,049
                                          -----------
 TOTAL FRENCH EQUITIES
   (cost--$96,914,235) .................   92,937,156
                                          -----------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)
June 30, 2002 (unaudited)

--------------------------------------------------------------------------------


TIME DEPOSIT--0.43%
--------------------------------------------------------------------------------

Principal
 Amount                                     Value
---------                                -----------
$424,000  Brown Brothers Harriman & Co.
          Grand Cayman, 0.75% (c)
          (cost--$424,000) ............  $   424,000
                                         -----------
TOTAL INVESTMENTS
  (cost--$97,338,235)--94.89% .........   93,361,156
OTHER ASSETS LESS LIABILITIES--5.11% ..    5,023,163
                                         -----------
NET ASSETS (applicable to 12,072,000
  shares; equivalent to $8.15 per
  share)--100.00% ...................... $ 98,384,319
                                         ============

----------
(a) Portion of security has been segregated to collateralize securities index futures contracts. Value of segregated securities totaled $13,782,205 at June 30, 2002.
(b)  Non-income producing security.
(c) Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice. The rate shown is the rate in effect on June 30, 2002.

     See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (unaudited)

--------------------------------------------------------------------------------


Assets:
    Investments in securities, at value (cost--$97,338,235) .....................................   $ 93,361,156
    Cash (including euros at affiliates of $4,992,325 with a cost of $4,938,900) ................      4,993,352
    Dividends receivable ........................................................................        276,504
    Receivable for avoir fiscal .................................................................        215,839
    Receivable from an affiliate for variation margin on futures contracts ......................        198,222
    Prepaid expenses and other assets ...........................................................        197,984
                                                                                                     -----------
        Total assets ............................................................................     99,243,057
                                                                                                     -----------
Liabilities:
    Payable for investments purchased ...........................................................        621,857
    Advisory fee payable ........................................................................         63,463
    Administration fee payable ..................................................................          9,532
    Accrued expenses ............................................................................        163,886
                                                                                                     -----------
        Total liabilities .......................................................................        858,738
                                                                                                     -----------
Net assets:
    Common stock, $0.01 par value; 12,072,000 shares issued and outstanding
      (100,000,000 shares authorized) ...........................................................        120,720
    Additional paid-in-capital ..................................................................    124,127,849
    Accumulated net investment loss .............................................................        (16,507)
    Accumulated net realized loss ...............................................................    (22,136,656)
    Net unrealized depreciation of investments, options and other assets
      and liabilities denominated in euros ......................................................     (3,711,087)
                                                                                                     -----------
        Net assets applicable to shares outstanding .............................................   $ 98,384,319
                                                                                                     ===========
Net asset value per share .......................................................................          $8.15
                                                                                                           =====


                 See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2002 (unaudited)

--------------------------------------------------------------------------------

Investment income:
    Dividends, including $224,285 of avoir fiscal (net of French withholding taxes of $287,178) ...............................................................  $1,636,879
    Interest .....................................................................         328      $  1,637,207
                                                                                    ----------      ------------
Expenses:
    Advisory fees ................................................................     446,095
    Audit and legal fees .........................................................     246,195
    Directors' fees and expenses .................................................     126,791
    Custodian and accounting fees ................................................     119,690
    Reports to shareholders ......................................................      69,706
    Administration fees ..........................................................      59,366
    Shareholder meetings and relations expense ...................................      41,511
    New York Stock Exchange listing fee ..........................................      16,489
    Transfer agent fees ..........................................................      15,562
    Insurance expense ............................................................      15,069
    Other expenses ...............................................................       4,329
                                                                                    ----------
    Total expenses ...............................................................   1,160,803
    Less: fees waived by Investment Adviser ......................................     (52,751)
                                                                                    ----------
    Net expenses .................................................................                     1,108,052
                                                                                                    ------------
    Net investment income ........................................................                       529,155
                                                                                                    ------------
Realized and unrealized gain (loss) on investments,  futures contracts,  options and foreign currency transactions:
    Net realized gain (loss) on:
      Investments ................................................................                   (12,067,129)
      Futures contracts ..........................................................                      (237,366)
      Options ....................................................................                       (24,560)
      Foreign currency transactions ..............................................                       126,940
    Net change in unrealized appreciation/depreciation of:
      Investments ................................................................                     5,542,140
      Futures contracts ..........................................................                       176,118
      Other assets and liabilities denominated in euros ..........................                        69,097
                                                                                                    ------------
    Net realized and unrealized loss on investments, futures contracts,
      options and foreign currency transactions ..................................                    (6,414,760)
                                                                                                    ------------
Net decrease in net assets from investment operations ............................                  $ (5,885,605)
                                                                                                    ============


                 See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              FOR THE
                                                                             SIX MONTHS
                                                                               ENDED             FOR THE YEAR
                                                                           JUNE 30, 2002             ENDED
                                                                            (UNAUDITED)        DECEMBER 31, 2001
                                                                           -------------       -----------------

Income (loss) from investment operations:
    Net investment income (loss) ......................................... $    529,155         $   (744,321)
    Net realized loss on investments, futures contracts, options
      and foreign currency transactions ..................................  (12,202,115)          (9,624,439)
    Net change in unrealized appreciation/depreciation of investments, futures contracts, options and other assets and liabilities
      denominated in euros ...............................................    5,787,355          (30,472,328)
                                                                           ------------         ------------
    Total loss from investment operations ................................   (5,885,605)         (40,841,088)
                                                                           ------------         ------------
Distributions:
    From net realized gain on investments ................................      --                (1,626,435)
    From paid-in-capital .................................................      --                (2,737,593)
                                                                           ------------         ------------
    Total distribution ...................................................      --                (4,364,028)
                                                                           ------------         ------------
Capital stock transactions:
    Cost of shares repurchased pursuant to tender offer ..................      --               (32,323,285)
                                                                           ------------         ------------
    Net decrease in net assets ...........................................   (5,885,605)         (77,528,401)
Net assets:
    Beginning of period ..................................................  104,269,924          181,798,325
                                                                           ------------         ------------
    End of period ........................................................ $ 98,384,319         $104,269,924
                                                                           ============         ============


                 See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (unaudited)

--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they are traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at June 30, 2002. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in euros are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in euros (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. FEDERAL TAX STATUS--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2001, the Fund had a net capital loss carryforward of $527,910 which will expire by December 31, 2009. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $2,853,543 of realized capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on January 1, 2002.

FRENCH WITHHOLDING TAX--Generally dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

Fund may be entitled to recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such dividend, currently equal to 12.75% of the dividend amount (15% credit less 15% withholding tax on such credit). In certain circumstances, such as if a precompte tax (the tax on dividends paid out of a French company's profits that have not been subject to French corporate income tax at the standard rate or have been earned more than five years ago) is assessed on the dividend, the Fund may be entitled to recover up to 50% avoir fiscal, currently equal to 42.5% (50% credit less 15% withholding tax on such credit). The Fund may make such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Effective January 1, 2002, the definition of a dividend has been narrowed to include only (1) dividends decided by the French company's annual general meeting where the company's accounts are approved and (2) interim distributions that qualify as dividends and are decided before the annual general meeting. Although this narrowed definition gives French companies some flexibility with planning around the precompte tax, it potentially decreases the total tax credit available for nonresident investors. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in euros are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing euro denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation/depreciation of investments, futures contracts and other assets and liabilities denominated in euros. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

FUTURES CONTRACTS--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position. The Fund is also subject to risk should the counterparty to a futures contract not perform under the contract.

During the six months ended June 30, 2002, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the Investment Adviser. At June 30, 2002, the Fund had the following open securities index futures contracts which were collateralized by segregated securities valued at $13,782,205:

                                                       EUR
                                                     COST ON
    NUMBER OF                       EXPIRATION      ORIGINATION         EUR VALUE      U.S.$ VALUE  UNREALIZED
    CONTRACTS          TYPE            DATE            DATE             06/30/02        06/30/02   APPRECIATION
    ---------          ----         ----------      -----------        -----------     ----------  ------------
Long positions:
       71          CAC 40 Index       7/25/02      EUR 2,570,022      EUR 2,771,130    $2,731,254    $198,222
                                                                                                     =========

OPTION  TRANSACTIONS--For  hedging  purposes,  the Fund may  purchase  and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option and the losses realized could be unlimited. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value. The Fund did not write any options during the six months ended June 30, 2002.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

Credit Agricole Asset Management U.S. Advisory Services, the Investment Adviser, has an Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million. During the six months ended June 30, 2002, the Investment Adviser voluntarily waived $52,751 of its fees.

UBS Global  Asset  Management  (US) Inc.  ("UBS  Global AM,"  formerly  known as
Brinson Advisors, Inc.)(the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next $100 million of such net assets, and 0.08% on such net assets in excess of $200 million.

TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2002, Cheuvreux de Virieu, a direct subsidiary of the Credit Agricole Group, received $2,096 in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. The Fund also paid $6,382 to UBS Warburg, an indirect wholly owned subsidiary of UBS AG and an affiliate of the Administrator, in brokerage commissions. In addition, Credit Agricole Indosuez earned fees of approximately $20,979 in its capacity as subcustodian for the Fund.

An employee of UBS PaineWebber, Inc., an indirect wholly owned subsidiary of UBS AG and an affiliate of the Administrator, serves as a director of the Fund.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002, was substantially the same as the cost for financial statement purposes. Accordingly, net unrealized depreciation of investments of $3,977,079 was composed of gross appreciation of $9,636,187 for those investments having an excess of value over cost and gross depreciation of $13,613,266 for those investments having an excess of cost over value.

For the six months ended June 30, 2002, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $35,186,503 and $39,252,870, respectively.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------

CAPITAL STOCK

There were 12,072,000 shares of $0.01 par value capital stock outstanding as of June 30, 2002. The Fund did not repurchase any shares of its common stock under the stock repurchase program during the six months ended June 30, 2002 and the year ended December 31, 2001.

Shares can be repurchased pursuant to the Fund's stock repurchase program approved by the Fund's Board of Directors authorizing the Fund to purchase up to an aggregate of 10% of the outstanding shares of its common stock.

On December 18, 2000, the Board of Directors approved a tender offer in an effort to further enhance shareholder value. The tender offer commenced on January 31, 2001 and expired at midnight on February 28, 2001 (the "Expiration Date"). Under the terms of the offer, the Fund purchased 20% of its outstanding shares (or 3,018,000 shares) at a price equal to $10.6624 per share, representing 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the Expiration Date. In connection with the tender offer, the Fund purchased 3,018,000 shares of common stock at a total cost of $32,323,285, including $144,162 of expenses incurred to perform the tender offer.

All shares repurchased pursuant to the stock repurchase program and the tender offer have been retired by the Fund.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each period is presented below:

                                             FOR THE
                                            SIX MONTHS
                                               ENDED                              FOR THE YEARS ENDED DECEMBER 31,
                                            JUNE 30, 2002        -----------------------------------------------------------------
                                            (UNAUDITED)            2001          2000           1999          1998         1997
                                             ---------           --------     --------       --------       --------      --------
Net asset value, beginning of period .........  $8.64             $12.05        $18.13         $16.41         $13.12        $13.37
                                              -------           --------      --------       --------       --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................   0.04              (0.06)(a)     (0.08)          0.01           0.06          0.09
Net realized and unrealized gain (loss) on
  investments, options, futures contracts and
foreign currency transactions ................  (0.53)             (3.03)(a)     (2.11)          5.50           5.26          1.49
                                              -------           --------      --------       --------       --------      --------
        Total income (loss) from investment
          operations .........................  (0.49)             (3.09)        (2.19)          5.51           5.32          1.58
                                              -------           --------      --------       --------       --------      --------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income ...................   --                 --            --            (0.00)(b)       --           (0.02)
In excess of net investment income ...........   --                 --            --             --             --           (0.03)
From net realized gain on investments ........   --                (0.13)        (3.91)         (3.80)         (2.03)        (1.78)
From paid-in-capital .........................   --                (0.23)         --             --             --            --
                                              -------           --------      --------       --------       --------      --------
        Total dividends and distributions ....   --                (0.36)        (3.91)         (3.80)         (2.03)        (1.83)
                                              -------           --------      --------       --------       --------      --------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of:
  Shares repurchased pursuant to the
   tender offer ..............................   --                 0.04          --             --             --            --
  Shares repurchased pursuant to the stock
    repurchase program .......................   --                 --            0.02           0.01           --            --
                                              -------           --------      --------       --------       --------      --------
        Total capital share transactions .....   --                 0.04          0.02           0.01           --            --
                                              -------           --------      --------       --------       --------      --------
Net asset value, end of period ...............  $8.15              $8.64        $12.05         $18.13         $16.41        $13.12
                                              =======           ========      ========       ========       ========      ========
Market value, end of period ..................  $6.95              $7.33        $10.50         $15.31         $13.63        $10.50
                                              =======           ========      ========       ========       ========      ========
TOTAL INVESTMENT RETURN: (c) .................  (5.18)%           (27.36)%       (7.00)%        45.93%         48.20%        19.33%
                                              =======           ========      ========       ========       ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ......$98,384           $104,270      $181,798       $277,024       $251,876      $201,277
Ratio of expenses to average net assets,
  net of fee waivers .........................   2.24%(d)(e)        1.83%(d)      1.44%(d)       1.33%(d)       1.38%(d)      1.48%
Ratio of net investment income (loss) to
  average net assets, net of waivers .........   1.07%(d)(e)       (0.61)%(d)    (0.53)%(d)      0.07%(d)       0.38%(d)      0.64%
Portfolio turnover ...........................     36%                86%           82%            48%            47%           80%


----------
(a) Based on average daily shares outstanding during the year ended December 31, 2001.
(b)  Dividend equal to $0.0025 per share.
(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for a period of less than one year is not annualized.
(d) The Investment Adviser waived a portion of its fees during the six months ended June 30, 2002 and for the years ended December 31, 2001, 2000, 1999 and 1998. If such waivers had not been made, the ratio of expenses to average net assets would have been 2.34%, 1.93%, 1.55%, 1.46%, and 1.46%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.96%, (0.70)%, (0.64)%, (0.06)% and 0.30%, respectively.
(e)  Annualized.

                                             Notice   is    hereby    given   in
                                        accordance  with  Section  23(c)  of the
                                        Investment   Company  Act  of  1940,  as
                                        amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                             This    report,    including    the
                                        financial  statements herein, is sent to
                                        the  shareholders  of the Fund for their
                                        information.  The financial  information
                                        included   herein  is  taken   from  the
                                        records  of the  Fund  without  audit by
                                        independent   accountants   who  do  not
                                        express an opinion thereon.  It is not a
                                        prospectus,  circular or  representation
                                        intended for use in the purchase or sale
                                        of   shares   of  the  Fund  or  of  any
                                        securities mentioned in the report.

                                             Comparisons  between changes in the
                                        Fund's  net  asset  value  per share and
                                        changes  in  the  SBF  Index  should  be
                                        considered   in  light  of  the   Fund's
                                        investment  policies and objective,  the
                                        characteristics   and   quality  of  the
                                        Fund's investments, the size of the Fund and variations in the euro/U.S. dollar exchange rate.